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Exhibit 10.29

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED POOLING AGREEMENT

        This First Amendment to Amended and Restated Pooling Agreement, dated as of October 21, 2002 (this "Amendment"), is among HUNTSMAN RECEIVABLES FINANCE LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), HUNTSMAN (EUROPE) BVBA, a corporation organized under the laws of Belgium (in its capacity as master servicer, the "Master Servicer") and J.P. MORGAN BANK (IRELAND) PLC, (f/k/a CHASE MANHATTAN BANK (IRELAND) plc), a banking institution organized under the laws of Ireland, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee").

        WHEREAS, the parties hereto have previously entered into Amended and Restated Pooling Agreement, dated as of June 26, 2001 (the "Pooling Agreement");

        WHEREAS, pursuant to Section 10.01(a) of the Pooling Agreement, the Pooling Agreement may be amended in writing from time to time by the Master Servicer, the Company and the Trustee with the written consent of the Funding Agent and without the consent of any Holder under certain circumstances;

        WHEREAS, the parties hereto desire to amend the Pooling Agreement as set forth herein in connection with the addition of originators of receivables to the master trust securitization contemplated by the Pooling Agreement;

        NOW, THEREFORE, the Company, the Master Servicer and the Trustee, with the consent of the Funding Agent, hereby agree as follows:

          1.    Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling Agreement.

          2.    An additional definition "ABR" is added in Annex X to the Pooling Agreement which shall read:

      ""ABR" shall mean, for any day, a per annum alternate base rate (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason, the Funding Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Funding Agent to obtain sufficient quotations in accordance with the terms of the definitions thereof, the ABR shall be determined without regard to clause (b) or (c), or both, of the immediately preceding sentence, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively. The term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Funding Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. The term "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release

      H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m. New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Funding Agent from three negotiable certificate of deposit dealers in New York City of recognized standing selected by it."

          3.    An additional definition "Aggregate Originator Country Overconcentration Amount" is added in Annex X to the Pooling Agreement which shall read:

      ""Aggregate Originator Country Overconcentration Amount" shall mean, on any date of determination, the aggregate Principal Amount of non-Defaulted Receivables sold by an Approved Originator which, when expressed as a percent of the Principal Amount of all Eligible Receivables in the Trust at such date of determination, exceeds the Approved Originator Country Overconcentration Limit."

          4.    The definition of "Aggregate Receivables Amount" set forth in Annex X to the Pooling Agreement shall be amended by deleting the existing definition in its entirety and replacing it with the following:

      ""Aggregate Receivables Amount" shall mean, on any date of determination, the aggregate Principal Amount of all Eligible Receivables owned by the Company at the end of the Business Day immediately preceding such date minus (i) the Aggregate Obligor Overconcentration Amount; (ii) the Aggregate Obligor Country Overconcentration Amount; (iii) the Aggregate Originator Country Overconcentration Amount; (iv) an amount equal to Timely Payment Discounts and Commission Accruals; (v) an amount equal to the Volume Rebate Accrual; and (vi) the Potential Offset Amount."

          5.    The definition of "Approved Originator" set forth in Annex X to the Pooling Agreement shall be amended by deleting the existing definition in its entirety and replacing it with the following:

      ""Approved Originator" shall mean (i) (A) with respect to the U.S. Originators, Tioxide Americas Inc., Huntsman Propylene Oxide Ltd., Huntsman International Fuels L.P., Huntsman Ethyleneamines Ltd. and Huntsman International LLC; and (B) with respect to the European Originators, Huntsman Holland B.V., Tioxide Europe Limited, Huntsman Petrochemicals (UK) Limited, Huntsman Surface Sciences UK Ltd., Tioxide Europe SRL, Huntsman Surface Sciences Italia SRL, Huntsman Patrica S.R.L., Tioxide Europe S.L. and Huntsman Surface Sciences Ibérica, S.L., Tioxide Europe SAS and Huntsman Surface Sciences (France) S.A.S. and (ii) any entity that may be approved as an Additional Originator pursuant to, and in accordance with, the provisions of Section 2.09 of the Pooling Agreement."

          6.    An additional definition "Book-Entry Certificates" is added in Annex X to the Pooling Agreement which shall read:

      ""Book-Entry Certificates" shall mean Certificates evidencing a beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.12 of the Pooling Agreement; provided, however, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Book-Entry Holders, such Investor Certificates shall no longer be "Book-Entry Certificates"."

          7.    An additional definition "Certificate Book-Entry Holder" is added in Annex X to the Pooling Agreement which shall read:

      ""Certificate Book-Entry Holder" shall mean, with respect to a Book-Entry Certificate, the Person who is listed on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency, as the beneficial owner of such Book-Entry Certificate (directly or as an indirect participant, in accordance with the rules of such Clearing Agency)."

          8.    An additional definition "Closing Date" is added in Annex X to the Pooling Agreement which shall read:

      ""Closing Date" shall mean the Effective Date."

          9.    An additional definition "Collection Account Bank" is added in Annex X to the Pooling Agreement which shall read:

      ""Collection Account Bank" shall mean any bank holding a Collection Account or a Master Collection Account which initially will be ABN AMRO, Citibank, Lloyds TSB and Bank of America and thereafter, any Eligible Institution appointed by the Company to be the Collection Account Bank."

          10.  The reference to "Section 9-306" contained within the definition of "Collections" set forth in Annex X to the Pooling Agreement shall be replaced with a reference to "Section 9-102(a)(64)".

          11.  An additional definition "Commission" is added in Annex X to the Pooling Agreement which shall read:

      ""Commission" shall have the meaning assigned to such term in any subscription agreement."

          12.  An additional definition "Confidential Information" is added in Annex X to the Pooling Agreement which shall read:

      ""Confidential Information" shall have the meaning assigned to such term in Section 8.16 of the Contribution Agreement."

          13.  An additional definition "Contributor" is added in Annex X to the Pooling Agreement which shall read:

      ""Contributor" shall mean Huntsman International LLC."

          14.  An additional definition "Contributor Adjustment Payment" is added in Annex X to the Pooling Agreement which shall read:

      ""Contributor Adjustment Payment" shall have the meaning assigned to such term in Section 2.06(a) of the Contribution Agreement."

          15.  An additional definition "Contributor Dilution Adjustment Payment" is added in Annex X to the Pooling Agreement which shall read:

      ""Contributor Dilution Adjustment Payment" shall have the meaning assigned to such term in Section 2.05 of the Contribution Agreement."

          16.  An additional definition "Contributor Indemnification Payment" is added in Annex X to the Pooling Agreement which shall read:

      ""Contributor Indemnification Payment" shall have the meaning assigned to such term in Section 2.06(b) of the Contribution Agreement."

          17.  An additional definition "Credit Enhancement" is added in Annex X to the Pooling Agreement which shall read:

      ""Credit Enhancement" shall have the meaning ascribed to such term in the Asset Purchase Agreement for the respective Series."

          18.  An additional definition "Credit Enhancer" is added in Annex X to the Pooling Agreement which shall read:

      ""Credit Enhancer" shall mean, with respect to any Series, that Person, if any, designated as such in the applicable Supplement."

          19.  An additional definition "Delinquency Ratio" is added in Annex X to the Pooling Agreement which shall read:

      ""Delinquency Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the aggregate unpaid balance of Receivables contributed by the Contributor to the Company (and with respect to which the Company has granted a Participation and a security interest to the Trust) that were thirty one (31) to sixty (60) days past due during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables contributed by the Contributor to the Company (and, in each case, the Company has granted a Participation and a security interest to the Trust) during the third prior Settlement Period (including the Settlement Period ended on such day)."

          20.  An additional definition "Disclosure Documents" is added in Annex X to the Pooling Agreement which shall read:

      ""Disclosure Documents" shall have the meaning assigned to such term in any subscription agreement."

          21.  An additional definition "Early Program Termination" is added in Annex X to the Pooling Agreement which shall read:

      ""Early Program Termination" shall have the meaning assigned in Section 7.02 of the applicable Origination Agreement."

          22.  An additional definition "ECI Holder" is added in Annex X to the Pooling Agreement which shall read:

      ""ECI Holder" shall mean any holder of an Exchangeable Company Interest, but only to the extent of such Exchangeable Company Interest."

          23.  The definition of "Eligible Receivable" set forth in Annex X to the Pooling Agreement shall be amended as follows:

            (1)  eligibility criterion (h) is deleted in its entirety and replaced with the following:

        "(h) (i) all right, title and interest in such Receivable has been legally and validly, directly or indirectly, sold to the Contributor by the related Originator and contributed by Huntsman International to the Company pursuant to the related Origination Agreement, or (ii) all right, title and interest in such Receivable has been legally and validly, directly or indirectly, transferred, assigned or sold to the Company by the related Originator pursuant to the related Origination Agreement;"

            (2)  eligibility criterion (j) is deleted in its entirety and replaced with the following:

        "(j) the Contract related to such Receivables (i) expressly prohibits any offset, counterclaim, or defense with respect to such Receivables or (ii) does not contain such prohibition but (x) the Obligor with respect to such Receivables is not a supplier of goods or services purchased by the Originator of such Receivables or (y) the Aggregate Receivables Amount has been reduced by the Potential Offset provided that the aggregate Principal Amount of all such Receivables described in clause (ii) above does not exceed 10% of the Aggregate Receivables Amount;"

            (3)  eligibility criterion (p) is deleted in its entirety and replaced with the following:

        "(p) it is not subject to any withholding taxes of any applicable jurisdiction or political subdivision and is assignable free and clear of any sales or other tax, impost or levy, unless an appropriate reserve, as determined by the Funding Agent after consultation with the Rating Agencies, is made for such tax liability;"

            (4)  the reference to "Section 9-318(4)" set forth in eligibility criterion (r) shall be replaced with a reference to "Sections 9-406 and 9-407".

            (5)  the reference to "Section 9-106" set forth in eligibility criterion (w) shall be replaced with a reference to "Section 9-102".

          24.  An additional definition "Euroclear" is added in Annex X to the Pooling Agreement which shall read:

      ""Euroclear" shall mean Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System."

          25.  An additional definition "European Receivables Purchase Agreements" is added in Annex X to the Pooling Agreement which shall read:

      ""European Receivables Purchase Agreements" shall mean, collectively, the Dutch Receivables Purchase Agreement and the U.K. Receivables Purchase Agreement."

          26.  An additional definition "Execution Date" is added in Annex X to the Pooling Agreement which shall read:

      ""Execution Date" shall mean the date of execution of the UK Receivables Purchase Agreement and the Contribution Agreement, which shall be at least one Business Day prior to the Effective Date."

          27.  An additional definition "Exempt Purchaser" is added in Annex X to the Pooling Agreement which shall read:

      ""Exempt Purchaser" shall have the meaning assigned to such term in any subscription agreement."

          28.  An additional definition "Federal Funds Effective Rate" is added in Annex X to the Pooling Agreement which shall read:

      ""Federal Funds Effective Rate" shall mean, for any day, an interest rate per annum equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. New York Time on such day on such transactions received by the Funding Agent from three (3) Federal funds brokers of recognized standing selected by it in its sole discretion."

          29.  An additional definition "Fiscal Period" is added in Annex X to the Pooling Agreement which shall read:

      ""Fiscal Period" shall have the meaning assigned to such term in the Servicing Agreement."

          30.  An additional definition "Foreign Clearing Agency" is added in Annex X to the Pooling Agreement which shall read:

      ""Foreign Clearing Agency" shall mean each of Clearstream and Euroclear."

          31.  An additional definition "Foreign Government Obligor" is added in Annex X to the Pooling Agreement which shall read:

      ""Foreign Government Obligor" shall mean any government of a nation or territory outside the United States or any subdivision thereof or any agency, department or instrumentality thereof."

          32.  An additional definition "Forward Rate" is added in Annex X to the Pooling Agreement which shall read:

      ""Forward Rate" shall mean the forward exchange rate of the applicable maturity indicated by the FX Counterparty or the Trustee, for currency exchange into United States Dollars of the Pound Sterling, the Euro and any additional Approved Currency."

          33.  An additional definition "Funding Amount" is added in Annex X to the Pooling Agreement which shall read:

      ""Funding Amount" shall mean, with respect to any Series, the amount so designated in the Asset Purchase Agreement with respect to such Series."

          34.  An additional definition "FX Counterparty" is added in Annex X to the Pooling Agreement which shall read:

      ""FX Counterparty" shall mean (i) on the Effective Date, The Chase Manhattan Bank; and (ii) thereafter any FX counterparty or counterparties in any FX Hedging Agreement, which has a short-term unsecured rating of at least "A-1" by S&P and "P-1" by Moody's and that is located outside the United Kingdom."

          35.  An additional definition "FX Hedging Agreement" is added in Annex X to the Pooling Agreement which shall read:

      ""FX Hedging Agreement" shall mean a currency hedge agreement entered into by the Master Trustee with a counterparty."

          36.  An additional definition "Guaranteed Obligations" is added in Annex X to the Pooling Agreement which shall read:

      ""Guaranteed Obligations" shall mean the obligations of the Master Servicer as set forth under Article VII of the Servicing Agreement."

          37.  An additional definition "Huntsman Group" is added in Annex X to the Pooling Agreement which shall read:

      ""Huntsman Group" means Huntsman International and its Subsidiaries."

          38.  An additional definition "Indemnifying Person" is added in Annex X to the Pooling Agreement which shall read:

      ""Indemnifying Person" shall have the meaning assigned to such term in any subscription agreement."

          39.  An additional definition "Initial Contribution" is added in Annex X to the Pooling Agreement which shall read:

      ""Initial Contribution" shall mean the first contribution (if any) of Receivables and Receivables Assets related thereto, made pursuant to section 2.01 of the Contribution Agreement."

          40.  An additional definition "Initial Contribution Date" is added in Annex X to the Pooling Agreement which shall read:

      ""Initial Contribution Date" shall mean the date on which the Initial Contribution is made."

          41.  An additional definition "Institutional Accredited Investor" is added in Annex X to the Pooling Agreement which shall read:

      ""Institutional Accredited Investor" shall mean an institutional accredited investor, within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act."

          42.  An additional definition "Junior Claims" is added in Annex X to the Pooling Agreement which shall read:

      ""Junior Claims" shall mean any and all rights of the Company of any kind in the Participation Assets (other than any rights of the Company in the Participation Assets with respect to the Exchangeable Company Interests, if any), including without limitation any right to receive any distribution pursuant to the terms of any Supplement (other than any right of the Company to receive any distribution with respect to the Exchangeable Company Interests, if any)."

          43.  An additional definition "Limited Liability Company Agreement" is added in Annex X to the Pooling Agreement which shall read:

      ""Limited Liability Company Agreement" shall mean the Limited Liability Company Agreement dated as of October 10, 2000, between the Contributor, as Shareholder and Donald J. Puglisi, as the Special Member."

          44.  An additional definition "Liquidation Servicing Fee" is added in Annex X to the Pooling Agreement which shall read:

      ""Liquidation Servicing Fee" shall mean the fee payable to the Liquidation Servicer as set forth in the Liquidation Servicer Agreement."

          45.  An additional definition "Margin Stock" is added in Annex X to the Pooling Agreement which shall read:

      ""Margin Stock" shall have the meaning given to such term in Regulation U of the Board."

          46.  An additional definition "Marine Insurance Policy" is added in Annex X to the Pooling Agreement which shall read:

      ""Marine Insurance Policy" shall mean the policy number OMC 879 issued by Liberty Insurance Underwriters Inc. in favor of, amongst others, Huntsman International LLC."

          47.  An additional definition "Master Servicer Indemnification Event" is added in Annex X to the Pooling Agreement which shall read:

      ""Master Servicer Indemnification Event" shall have the meaning assigned to such term in subsection 5.02(b) of the Servicing Agreement."

          48.  An additional definition "Master Servicer Indemnified Person" is added in Annex X to the Pooling Agreement which shall read:

      ""Master Servicer Indemnified Person" shall have the meaning assigned to such term in subsection 5.02(a) of the Servicing Agreement."

          49.  An additional definition "Master Servicer Site Review" is added in Annex X to the Pooling Agreement which shall read:

      ""Master Servicer Site Review" shall mean a review performed by the Liquidation Servicer of the servicing operations of the Master Servicer's central site location."

          50.  An additional definition "OECD Country" is added in Annex X to the Pooling Agreement which shall read:

      ""OECD Country" shall mean a country that is a member of the grouping of countries that are full members of the Organization of Economic Cooperation and Development."

          51.  An additional definition "One-Month LIBOR" is added in Annex X to the Pooling Agreement which shall read:

      ""One-Month LIBOR" shall mean, for any Accrual Period, the rate per annum, as determined by the Trustee, which is the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for U.S. Dollar deposits having a maturity of one month commencing on the first day of such Accrual Period that appears on Page 3750 of the Telerate System Incorporated Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of the Telerate System Incorporated Service, as determined by the Trustee for purposes of providing interest rates applicable to U.S. Dollar deposits having a maturity of one month in the London interbank market) at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Accrual Period. In the event that such rate is not so available at such time for any reason, then "One-Month LIBOR" for such Accrual Period shall be the rate at which U.S. Dollar deposits in a principal amount of not less than $1,000,000 maturing in one month are offered to the principal London office of the Trustee in immediately available funds in the London interbank market at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Accrual Period."

          52.  An additional definition "Optional Repurchase Percentage" is added in Annex X to the Pooling Agreement which shall read:

      ""Optional Repurchase Percentage" shall have, with respect to any Series, the meaning assigned to such term in the related Supplement for such Series."

          53.  The definition of "Origination Agreements" set forth in Annex X to the Pooling Agreement shall be amended by deleting the existing definition in its entirety and replacing it with the following:

      ""Origination Agreements" shall mean (i) the Contribution Agreement and each Receivables Purchase Agreement; and (ii) any contribution agreement or receivables purchase agreement entered into by the Company or the Contributor (as the case may be) and any Additional Originator."

          54.  The definition of "Originator" set forth in Annex X to the Pooling Agreement shall be amended by deleting the existing definition in its entirety and replacing it with the following:

      ""Originator" shall mean any Approved Originator, except that for purposes of the Contribution Agreement, the term "Originator" shall not include Tioxide Europe SAS and Huntsman Surface Sciences (France) S.A.S. "

          55.  An additional definition "Originator Documents" is added in Annex X to the Pooling Agreement which shall read:

      ""Originator Documents" shall have the meaning assigned to such term in subsection 7.03(b)(iii) of the Origination Agreements."

          56.  An additional definition "Originator Payment Date" is added in Annex X to the Pooling Agreement which shall read:

      ""Originator Payment Date" shall have the meaning assigned to such term in subsection 2.03(a) of the U.K. Receivables Purchase Agreement and the corresponding provisions of the U.S. Receivables Purchase Agreement and the attachments to the Dutch Receivables Purchase Agreement."

          57.  An additional definition "Originator Purchase Price" is added in Annex X to the Pooling Agreement which shall read:

      ""Originator Purchase Price" shall have the meaning assigned to such term in Section 2.02 of the U.K. Receivables Purchase Agreement, and the corresponding provisions of the U.S. Receivables Purchase Agreement and the attachments to the Dutch Receivables Purchase Agreement."

          58.  An additional definition "Originator Termination Date" is added in Annex X to the Pooling Agreement which shall read:

      ""Originator Termination Date" shall have the meaning assigned to such term in Section 7.01 of the Origination Agreements."

          59.  An additional definition "Originator Termination Event" is added in Annex X to the Pooling Agreement which shall read:

      ""Originator Termination Event" shall have the meaning assigned to such term in Section 7.01 of the Origination Agreements, or such other corresponding provision, as applicable."

          60.  An additional definition "Outstanding Amount Advanced" is added in Annex X to the Pooling Agreement which shall read:

      ""Outstanding Amount Advanced" shall mean, on any date of determination, the aggregate of all Servicer Advances remitted by the Master Servicer out of its own funds pursuant to Section 2.06 of the Servicing Agreement and Section 4A.04 of the Pooling Agreement, less the aggregate of all related Servicer Advance Reimbursement Amounts received by the Master Servicer."

          61.  An additional definition "Outstanding Investor Certificates" is added in Annex X to the Pooling Agreement which shall read:

      ""Outstanding Investor Certificates" shall mean, at any time, Investor Certificates issued pursuant to an effective Supplement for which the Series Termination Date has not occurred."

          62.  An additional definition "Paying Agency Agreement" is added in Annex X to the Pooling Agreement which shall read:

      ""Paying Agency Agreement" shall mean the Paying Agency Agreement dated as of December 21, 2000, between Huntsman International Asset-Backed Securities Ltd., Chase and the Luxembourg Paying Agent."

          63.  An additional definition "PBGC" is added in Annex X to the Pooling Agreement which shall read:

      ""PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any Person succeeding to the functions thereof."

          64.  An additional definition "Placement Agent" is added in Annex X to the Pooling Agreement which shall read:

      ""Placement Agent" shall have the meaning assigned to such term in the Series 2000-1 Asset Purchase Agreement."

          65.  An additional definition "Potential Offset Amount" is added in Annex X to the Pooling Agreement which shall read:

      ""Potential Offset Amount" shall mean an amount determined by the Local Servicer and equal to the amount of any known potential offset, counterclaim, or defense with respect to an Eligible Receivable, and further aggregated by the Master Servicer for the purposes of calculating the Aggregate Receivable Amount."

          66.  An additional definition "Potential Originator Termination Event" is added in Annex X to the Pooling Agreement which shall read:

      ""Potential Originator Termination Event" shall mean any condition or act that, with the giving of notice or the lapse of time or both, would constitute an Originator Termination Event."

          67.  An additional definition "Potential Program Termination Event" is added in Annex X to the Pooling Agreement which shall read:

      ""Potential Program Termination Event" shall mean any condition or act that, with the giving of notice or the lapse of time or both, would constitute a Program Termination Event."

          68.  An additional definition "Principal Transfer Agent" is added in Annex X to the Pooling Agreement which shall read:

      ""Principal Transfer Agent" shall have the meaning assigned to such term in the Paying Agency Agreement."

          69.  An additional definition "Qualified Institutional Buyer" is added in Annex X to the Pooling Agreement which shall read:

      ""Qualified Institutional Buyer" shall have the meaning assigned to such term in Rule 144A(a) under the Securities Act."

          70.  The definition of "Receivables Assets" set forth in Annex X to the Pooling Agreement shall be amended by deleting the existing definition in its entirety and replacing it with the following:

      ""Receivables Assets" shall, as used in any Origination Agreement, have the meaning assigned to it in Section 2.1(a) (or the respective corresponding provision) of such Origination Agreement."

          71.  An additional definition "Receivables Purchase Agreement" is added in Annex X to the Pooling Agreement which shall read:

      ""Receivables Purchase Agreement" shall mean (i) any of (a) the U.S. Receivables Purchase Agreement, (b) the UK Receivables Purchase Agreement, or (c) the Dutch Receivables Purchase Agreement, and (ii) any receivables purchase agreement entered into by any Additional Originator and the Contributor or the Company, as the case may be, in accordance with the Transaction Documents."

          72.  An additional definition "Relevant Clearing System" is added in Annex X to the Pooling Agreement which shall read:

      ""Relevant Clearing System" shall mean Clearstream and Euroclear or any clearing system which is a central securities depository for the Series 2000-2 Term Certificates."

          73.  An additional definition "Reportable Event" is added in Annex X to the Pooling Agreement which shall read:

      ""Reportable Event" shall mean any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code)."

          74.  An additional definition "Reported Day" is added in Annex X to the Pooling Agreement which shall read:

      ""Reported Day" shall have the meaning assigned to such term in section 4.01 of the Servicing Agreement."

          75.  An additional definition "Resignation Notice" is added in Annex X to the Pooling Agreement which shall read:

      ""Resignation Notice" shall have the meaning assigned to such term in subsection 6.02(a) of the Servicing Agreement."

          76.  An additional definition "Restricted Payments Test" is added in Annex X to the Pooling Agreement which shall read:

      ""Restricted Payments Test" shall mean, on any date of determination (a) with respect to Series 2000-1, that the Series 2000-1 Target Receivables Amount is at least equal to the sum of the Series 2000-1 Adjusted Invested Amount and the Series 2000-1 Required Subordinated Amount and (b) with respect to any other outstanding Series, unless otherwise specified in the related Supplement, means that the Target Receivables Amount for such Series is at least equal to the sum of the Adjusted Invested Amount for such Series and the required subordinated or reserve amount for such Series."

          77.  An additional definition "Restricted Period" is added in Annex X to the Pooling Agreement which shall read:

      ""Restricted Period" shall have the meaning assigned to such term in subsection 2.04(g)(i) of the Series 2000-2 Supplement."

          78.  An additional definition "Sale Date" is added in Annex X to the Pooling Agreement which shall read:

      ""Sale Date" shall have the meaning assigned to such term in Section 2.01(a) of the U.S. Receivables Purchase Agreement."

          79.  An additional definition "Section 42 Exemption" is added in Annex X to the Pooling Agreement which shall read:

      ""Section 42 Exemption" shall mean exemption from stamp duty under Section 42 of Finance Act 1930."

          80.  An additional definition "Senior Obligations" is added in Annex X to the Pooling Agreement which shall read:

      ""Senior Obligations" shall have the meaning assigned to such term in Section 8.04 of the related Receivables Purchase Agreement."

          81.  An additional definition "Series Amount" is added in Annex X to the Pooling Agreement which shall read:

      ""Series Amount" shall mean any amount which is held in any Series Concentration Account and "Series Amounts" shall mean all such amounts."

          82.  An additional definition "Servicing Fee Percentage" is added in Annex X to the Pooling Agreement which shall read:

      "Servicing Fee Percentage" shall mean 1.0% per annum."

          83.  An additional definition "Servicing Reserve Ratio" is added in Annex X to the Pooling Agreement which shall read:

      ""Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing (but not including) until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (ii) 360."

          84.  An additional definition "Special Obligor" is added in Annex X to the Pooling Agreement which shall read:

      ""Special Obligor" shall mean (i) the Approved Obligor which has a long-term rating of at least "A+"/"A1" by S&P and Moody's respectively and (ii) with respect to whom the percentage of the Principal Amount of the Eligible Receivables in the Company which are due from such Obligor represents more than 8% of the total Principal Amount of all Eligible Receivables in the Company on such date as reported on the Daily Report."

          85.  An additional definition "Special Obligor Delinquency Ratio" is added in Annex X to the Pooling Agreement which shall read:

      ""Special Obligor Delinquency Ratio" shall mean, as of the last day of each Settlement Period, and with respect to any Obligor which has been reported as Special Obligor on the at least one Daily Report during the three prior Settlement Periods (including the Settlement Period ended on such date), the percentage equivalent of a fraction, the numerator of which shall be the aggregate unpaid balance of Receivables from such Special Obligor contributed by the Contributor to the Company (and with respect to which the Company has granted a Participation and security interest to the Trust) that were thirty one (31) to sixty (60) days past due during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables from such Special Obligor contributed by the Contributor to the Company (and with respect to which the Company has granted a Participation and security interest to the Trust) during the third prior Settlement Period (including the Settlement Period ended on such date)."

          86.  An additional definition "Statutory Reserves" is added in Annex X to the Pooling Agreement which shall read:

      ""Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which any Funding Agent is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage."

          87.  An additional definition "Sterling" is added in Annex X to the Pooling Agreement which shall read:

      ""Sterling" shall mean the legal currency of the United Kingdom."

          88.  An additional definition "Taxes" is added in Annex X to the Pooling Agreement which shall read:

      ""Taxes" shall mean any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

          89.  An additional definition "Termination Notice" is added in Annex X to the Pooling Agreement which shall read:

      ""Termination Notice" shall have the meaning assigned to such term in Section 6.01 of the Servicing Agreement."

          90.  An additional definition "Timely Payment Discount" is added in Annex X to the Pooling Agreement which shall read:

      ""Timely Payment Discount" shall mean, for the purposes of determining the Aggregate Receivables Amount, an aggregate amount of cash discounts relating to the Receivables contributed by the Contributor to the Company (directly or indirectly), and granted by the Originators to the Obligors for prompt payment in accordance with a Contract."

          91.  An additional definition "United States Person" is added in Annex X to the Pooling Agreement which shall read:

      ""United States Person" means an individual who is a citizen or resident of the United States, or a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source."

          92.  An additional definition "U.S. Dollars" is added in Annex X to the Pooling Agreement which shall read:

      ""U.S. Dollars" shall mean the legal currency of the United States of America."

          93.  An additional definition "U.S. Dollar Shortfall" is added in Annex X to the Pooling Agreement which shall read:

      ""U.S. Dollar Shortfall" has the meaning specified in Section 3.01(d)(ii) of the Pooling Agreement."

          94.  An additional definition "Volume Rebate" is added in Annex X to the Pooling Agreement which shall read:

      ""Volume Rebate" shall mean a discount periodically granted by the Originator to Obligor, as stipulated in the Contract for achieving certain sales volume."

          95.  The reference to "Schedule 4" in the definition of "Approved Contract Jurisdiction" set forth in Annex X to the Pooling Agreement is hereby deleted and replaced with a reference to "Schedule 3".

          96.  Section 2.01(a) of the Pooling Agreement is amended as follows:

            (1)  An new section 2.01(a)(ii) is added, which shall read "(ii) the Receivables subrogated, sold or otherwise transferred to the Company by Tioxide Europe SAS, Huntsman Surface Sciences (France) S.A.S. and any other Approved Originator from time to time prior to but not including the Trust Termination Date."

            (2)  The existing paragraphs (ii) through (xi) are renumbered accordingly.

            (3)  The section references in the new paragraph (xii) are renumbered accordingly.

            (4)  The sentence immediately following the renumbered Section 2.01(a)(xii) is deleted in its entirety and replaced with "Such assets described in the foregoing clauses (i) through (xii) shall constitute the "Participation Assets.""

          97.  Section 2.01(b) of the Pooling Agreement is amended by deleting the words "Receivables Assets" in the first paragraph and replacing them with the words "Participation Assets."

          98.  Section 2.09(b)(x) of the Pooling Agreement is amended by adding after the words "Receivables Purchase Agreement" the words: ", shall have otherwise acceded to an existing Receivables Purchase Agreements or shall have entered into a Receivables Purchase Agreement substantially similar to the existing Receivables Purchase Agreement with such modifications as necessary or appropriate to address jurisdiction-specific issues".

          99.  Section 2.09(b)(xiii) of the Pooling Agreement is amended by adding after the word "account" the words: "or shall have been established in the name of the Trustee (whereby the Trustee may grant to the Company a revocable authorization to operate such accounts), or, if the Trustee shall not have such first priority perfected security interest or ownership interest in such accounts, the Company shall have established, or shall have caused Huntsman International to establish, appropriate reserves, as determined by the Funding Agent after consultation with the Rating Agencies, to cover any failure of timely remittance in full of Collections from such accounts or shall have established, or shall have caused Huntsman International to establish, appropriate reserves, as determined by the Funding Agent after consultation with the Rating Agencies, to cover a failure of timely remittance in full of Collections from the Collection Accounts to the relevant Master Collection Account in accordance with the Transaction Documents, or shall have made such other arrangements as appropriate or necessary, as determined by the Funding Agent after consultation with the Rating Agencies, to address jurisdiction-specific issues."

          100. Section 3.01(a)(iv) is amended by deleting the word "projected" and replacing it with the word "perfected".

          101. Section 3.01(a) of the Pooling Agreement is amended by adding a new subsection (vi) as follows:

      ""(vi) The Trustee shall establish and maintain for the benefit of the Company, as sole beneficial owner, a segregated account (the "Withholding Tax Reserve Account"), bearing a designation that the funds deposited therein are held for the benefit of the Company, which account shall be under the sole dominion and control of the Trustee and in which the Trustee shall have a first priority perfected security interest. If an amount is required to be credited to the Withholding Tax Reserve Account to satisfy a reserve requirement pursuant to paragraph (p) of the definition of "Eligible Receivables," the Company shall remit or cause to be remitted or withdraw such amounts as are necessary to ensure that the balance of the Withholding Tax Reserve Account is equal to the amount necessary to satisfy any such requirement. On or before October 21, 2002, the Company shall remit or cause to be remitted an amount equal to Euro[17,469] reserve for potential withholding tax liabilities regarding the Originators in Spain.][Amounts in the Withholding Tax Reserve Account shall be invested by the Trustee in accordance with Section 3.01(e). Investment Earnings on funds held in the Withholding Tax Reserve Account shall be deposited by the Trustee in such account. In the event of the imposition of a withholding tax on any Collections, the Trustee shall be permitted to remit an amount equal to the resulting shortfall from amounts on deposit in the Withholding Tax Reserve Account to the relevant Master Collection Account."

          102. Section 3.01(a) of the Pooling Agreement is amended by adding a new subsection (vii) as follows:

      ""(vii) The Trustee shall establish and maintain for the benefit of the Company, as sole beneficial owner, a segregated account (the "Cash Management Reserve Account"), bearing a designation that the funds deposited therein are held for the benefit of the Company, which account shall be under the sole dominion and control of the Trustee and in which the Trustee shall have a first priority perfected security interest. If an amount is required to be credited to the Cash Management Reserve Account to satisfy a reserve requirement pursuant to Section 2.09(b)(xiii), the Company shall remit or cause to be remitted or withdraw such amounts as are necessary to ensure that the balance of the Cash Management Reserve Account is equal to the amount necessary to satisfy any such requirement. On or before October 21, 2002, the Company shall remit or cause to be remitted an amount equal to Euro[644,266] to reserve for liabilities regarding the Originators in Spain, an amount equal to Euro[974,700] to reserve for liabilities regarding the Originators in France and an amount equal to Euro[884,552] to reserve for liabilities regarding the Originators in Italy.][Amounts in the Cash Management Reserve Account shall be invested by the Trustee in accordance with Section 3.01(e). Investment Earnings on funds held in the Cash Management Reserve Account shall be deposited by the Trustee in such account. In the event of a failure of timely remittance in full of Collections from the Collections Accounts to the relevant Master Collection Account in accordance with the Transaction Documents, the Trustee shall be permitted to remit an amount equal to the resulting shortfall from amounts on deposit in the Cash Management Reserve Account to the relevant Master Collection Account."

          103. Section 3.01(b) of the Pooling Agreement is amended adding the following words after the word Collection Accounts in its first sentence:

      ""(or the Collection Account shall have been established in the name of the Trustee (whereby the Trustee may grant to the Company a revocable authorization to operate such accounts), or, if the Trustee shall not have such first priority perfected security interest or ownership interest in such accounts, the Company shall have established, or shall have caused Huntsman International to establish, appropriate reserves, as determined by the Funding Agent after consultation with the Rating Agencies, to cover any failure of timely remittance in full of Collections from such accounts to the Master Collection Account or any other applicable account of the Trustee)".

          104. All references in the Pooling Agreement (including, without limitation, Annex X) to Receivables "contributed from Huntsman International to the Company" or Receivables "contributed from the Contributor to the Company" shall be deemed to include Receivables subrogated, sold or otherwise transferred directly from an Originator or other entity to the Company.

          105. All provisions of the Pooling Agreement (including, without limitation, Annex X) applicable to Receivables contributed to the Company from Huntsman International shall be deemed to be equally applicable to Receivables subrogated, sold or otherwise transferred directly from an Originator or other entity to the Company.

          106. Schedule 3 to the Pooling Agreement is amended by adding Italy and Spain to the list of "Approved Contract Jurisdictions".

          107. Schedule 3 to the Pooling Agreement is amended by adding a table labeled "(F) Approved Originator Country Overconcentration Limits," which shall read as follows:

"United States	100%
United Kingdom	100%
Belgium	100%
Italy	100%
The Netherlands	100%
France	15%
Spain	5%"

          108. Except as expressly amended by this Amendment, the Pooling Agreement is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect.

          109. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

          110. The headings of the paragraphs contained in this Amendment are provided for convenience only. They form no part of this Amendment and shall not affect its construction or interpretation. All references to sections or subsections herein refer to sections or subsections of the Pooling Agreement, as amended hereby.

          111. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

        This First Amendment to Pooling Agreement shall amend the Pooling Agreement effective as of the date hereof.

By:	HUNTSMAN RECEIVABLES FINANCE LLC, as the Company	By:	HUNTSMAN (EUROPE) BVBA, as Master Servicer
By:	/s/ PETER R. HUNTSMAN Authorized Signatory	By:	/s/ J. KIMO ESPLIN Authorized Signatory
	Name: Peter R. Huntsman		Name: J. Kimo Esplin
	Title: President		Title: Manager
By:	J.P. MORGAN BANK (IRELAND) PLC, not in its individual capacity but solely as Trustee
By:	/s/ DEAN FLETCHER Authorized Signatory
Name: Dean Fletcher
Title: Director

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  Exhibit 10.29
FIRST AMENDMENT TO AMENDED AND RESTATED POOLING AGREEMENT